Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company had no income tax expense due to operating losses incurred for the years ended December 31, 2024 and 2023.
A reconciliation of the provision for income taxes computed at the statutory federal income tax rate to the provision for income taxes as reflected in the consolidated financial statements is as follows:

	2024	2023
Income tax computed at federal statutory tax rate	21.0%	21.0%
State taxes, net of federal benefit	5.5%	5.9%
Research and development credits	5.8%	7.9%
Expiration of stock options	(7.7)%	(3.1)%
Permanent differences	(2.4)%	1.4%
Limitations on credits and net operating losses	(1.2)%	(1.7)%
Change in valuation allowance	(21.0)%	(31.4)%
	—	—

The significant components of the Company’s deferred tax assets as of December 31, 2024 and 2023 were as follows:

	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$16,116	$12,866
Capitalized research and experimental costs	7,836	7,642
Research and development credit carryforwards	1,945	1,528
Stock-based compensation	183	873
Capitalized start-up expenses	135	153
Lease liability	—	2,977
Other	309	1,303
Total deferred tax assets	26,524	27,342
Deferred tax liabilities:
Right of use asset	—	(2,816)
Total deferred tax liabilities		(2,816)
Valuation allowance	(26,524)	(24,526)
Net deferred tax liabilities	$—	$—

Subject to the limitations described below, as of December 31, 2024, the Company had federal net operating loss carryforwards of approximately $70.0 million available to reduce future taxable income, of which $3.8 million is subject to expiration between 2026 and 2037 and $66.2 million may be carried forward indefinitely. As of December 31, 2024, the Company had state net operating loss carryforwards of approximately $22.3 million, which is subject to expiration between 2030 and 2044. The Company also had research and development credits of approximately $1.9 million as of December 31, 2024 to offset future federal and state income taxes, which is subject to expiration at various times through 2044.
Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception which it believes has resulted in changes in control as defined by Sections 382 and 383 of the Internal Revenue Code.
Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of December 31, 2024 and 2023. The valuation allowance increased by $2.0 million during the year ended December 31, 2024, primarily due to the increase in loss carryforwards by the Company and partially offset by the expiration of non-qualified stock options.
The Company applies ASC 740, Income Taxes, for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Unrecognized tax benefits represent tax positions for which reserves have been established. A full valuation allowance has been provided against the Company’s deferred tax assets, so that the effect of the unrecognized tax benefits is to reduce the gross amount of the deferred tax asset and the corresponding valuation allowance.
The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. The Company files income tax returns in the United States for federal and state income taxes. In the normal course of business, the Company is subject to examination by tax authorities in the United States. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is utilized. The Company’s returns remain subject to federal and state audits for the years 2021 through 2024. However, carryforward attributes from prior years may still be adjusted upon examination by tax authorities if they are used in an open period.
The Company may from time to time be assessed interest or penalties by major tax jurisdictions. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company has not recorded interest or penalties on any unrecognized tax benefits since its inception.
The Company anticipates that the amount of unrecognized tax benefits will not materially change in the next twelve months.
The roll-forward of the Company’s gross uncertain tax positions is as follows:

Gross Uncertain Tax Position
Balance — January 1, 2023	$229
Additions for current year tax positions	276
Balance — December 31, 2023	505
Additions for current year tax positions	139
Balance — December 31, 2024	$644

The Company’s total uncertain tax positions increased during the year ended December 31, 2024 as a result of a reserve established on federal and state research and development credits generated in the current year. None of the uncertain tax positions, if realized, would affect the Company’s effective tax rate in future periods due to a valuation allowance provided against the Company’s net deferred tax assets.